UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2017

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On May 30, 2017, Whitestone REIT (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of BLVD Place, a property that meets the Company's Community Centered Property™ strategy, on May 26, 2017. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. After reasonable inquiry, the Company is not aware of any other material factors relating to BLVD Place that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The following financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference:

BLVD Place

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2017 and Year
Ended December 31, 2016

Notes to Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2017
and Year Ended December 31, 2016

(b)	Pro Forma Financial Information. The following financial information is filed as Exhibit 99.2 to this
Current Report on Form 8-K/A and incorporated herein by reference:

Whitestone REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended March 31,
2017 and the Year Ended December 31, 2016

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits

Exbibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Historical Financial Statements of BLVD Place.

99.2	Unaudited Pro Forma Financial Information of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

August 1, 2017	/s/ David K. Holeman
(Date)	David K. Holeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Historical Financial Statements of BLVD Place.

99.2	Unaudited Pro Forma Financial Information of the Company

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